INNOVATE
PARTNER
OPPORTUNITY
SHARPS
FOCUS
GROW

SHARPS®
Compliance Corp.

David P. Tusa
Chief Executive Officer
and President
Diana P. Diaz
Vice President and
Chief Financial Officer

NASDAQ: SMED
JANUARY 2012
Investor Presentation

800.772.5657 / www.sharpsinc.com

Safe Harbor Statement
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
The words “believe”, “estimate”, “anticipate”, “project” and “expect” and similar expressions are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the effectiveness of the Company’s strategy and other factors disclosed in the Company’s periodic reports filed with the
Securities and Exchange Commission. Consequently, such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

800.772.5657 / www.sharpsinc.com

Sharps Compliance
NASDAQ: SMED
Market capitalization  $54.4 million
Recent price                                                                 $3.61
52-week range  $5.79 - $2.66
Avg. daily trading volume      40,434
(3 mos.)
Market data as of January 20, 2012, ownership as of most recent filing
Fiscal Year-End  June 30th
Total shares outstanding     15.1 million
Ownership:
 • Institutional  17%
 • Insider   16%
Sharps Compliance is the country’s leading
environmental services provider of innovative,
cost-effective mail-back solutions for
medical waste and unused medications.

- Three health care system challenges arising from aging and growing population:

- increase in medical waste generated outside of the hospital setting

- increase in dispensed pharmaceuticals going unused

- rising health care costs combined with increased regulatory requirements

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Capitalizing on Major National Challenges

800.772.5657 / www.sharpsinc.com

➢ Estimated 7.8 billion used syringes annually disposed
 of outside of the hospital setting(1) requires over
 80 million mail-backs per year
➢ Tripled since 2001(1)
➢ 13.5 million self-injectors(1)
➢ Creates danger for self-injectors, families,
 and communities
$2 Billion Unregulated Market Opportunity
(1) Source: Human Capital Management Services Group
Growing Volume of Medical Waste…
…Requires an Innovative Solution

Sources: www.statescape.com; individual state websites 08.26.11

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

States with sharps legislation or regulations in place
States with specific guidelines or pending legislation
States with no legislation but encourage proper disposal
➢ Proposed or enacted legislation covers 43% of the U.S. population
 (18 states plus D.C.)
 Sharps Disposal Legislation for Self-Injectors
Increasing Legislation

- 40% of dispensed medications from 4 billion prescriptions go unused annually; creates an estimated 200 million pounds of medications that go unused each year (1)
- Improperly disposed medications infiltrate water supply in a way that is untreatable

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

(1) Source: Associated Press Investigative Report
Water Supply Contamination…
$1 Billion Unregulated Market Opportunity
…Requires an Innovative Solution

Sources: www.statescape.com; individual state websites 08.26.11

800.772.5657 / www.sharpsinc.com

Legislative Mandates
States which introduced legislation
States with legislation in place
➢ Proposed or enacted legislation covers 65% of the U.S. population
 (29 states plus D.C.)
 Unused Medication Disposal Legislation

- Aging population requires more services, such as home health care, assisted living, and medications for chronic conditions

INVOICE

Avoid The Flu
Get A Shot
FLU SHOTS
PHARMACY
FLU SHOTS
HERE TODAY!

SHARPS
Compliance, Inc.

800.772.5657 / www.sharpsinc.com

(1) Source: Centers for Disease Control and Prevention
Rising Costs for Heathcare Providers
➢ Healthcare providers looking for ways to reduce costs
➢ Decentralization of healthcare delivery
$800 Million Regulated Market Opportunity
Addressing the Professional Market and
the Changing Health Care Delivery System

800.772.5657 / www.sharpsinc.com

Growth Strategy
➢ Leverage our leadership position
➢ Develop innovative solutions to address
 national challenges
➢ Target four key markets
to penetrate the $3.8 billion market opportunity

Retail Pharmacies
Professional Practices
Pharmaceutical Manufacturer
Government

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Targeted Market Approach
Direct Sales
Telemarketing / Inside Sales
E-commerce
Distributors

Retail
Pharmacies

Retail
Billings
(in millions)
$1.1
$1.9
$4.3
$4.6
$5.0
2008
2009
2010
2011
Q2-12
TTM

Expanding from business-to-business ➔ business-to-consumer via relationships with retailers and innovative programs

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

$40 Million Market Opportunity
 for TakeAway envelopes
Sharps Recovery System™
needles and syringes
TakeAway Environmental Return
System™
unused disposed medication
$50 Million Flu Shot Market
Opportunity
Major Customer Relationships
Direct Sales
Distributors

Walgreens

Retail Pharmacies

COMPLETE NEEDLE
Collection & Disposal System

Expanding from business-to-business → business-to-consumer via relationships with retailers and innovative programs

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Direct Sales
Unique Promotional Program
➢ Consumer focused
➢ Subsidized by sponsors
➢  Pull through drivers: Consumer Behavior
  - self injector awareness
$25 to $40 Million Market Opportunity for
Complete Needle™
With 10% to 15% of self-injectors using Complete Needle™

Professional
Practices

Professional Market Billings

(in millions)

$0.7
$1.1
$1.6
$2.0
$2.4
2008
2009
2010
2011
Q2-12
TTM

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Sharps Recovery System™
➢ Support the proper disposal of medical
 waste generated in physician, dental,
 veterinarian and other service-related
 practices
➢ Regulated industry: requires proper
 disposal
➢ Estimated 800,000 professional offices
 across the U.S.
Market With the Lowest Cost Solution
$600 Million Market Opportunity
Telemarketing / Inside Sales
E-commerce
Distributors

Pharmaceutical
Manufacturer

Pharmaceutical Market Billings
(in millions)

$0.9
$1.6
$0.7
$0.3
$1.1
2008
2009
2010
2011
Q2-12
TTM

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

What they need
➢ Product differentiation
➢ Improved interaction with patients
➢ Touch points with patients
➢ Improved therapy outcomes
What we offer
➢ Launched three new programs from
 Sept 2011 thru December 2012
➢ Combined value of more than
 $3 million annually
Creating Solutions
➢ Our solutions provide the tools
 to satisfy the needs of the
 pharmaceutical manufacturers
Direct Sales

Government

$0.7
2008
2009
2010
2011
Q2-12 TTM
U.S. GovernmentContract
CoreGovernment

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Direct Sales
Sharps Recovery System™ &
TakeAway Environmental Return System™
     U.S. Department of Veterans Affairs
Driving New Behaviors
Around Medical Waste and Unused Medications
➢ Innovative pilot program
➢ VA evaluating broad roll-out program to
 make solutions available across all
 regions and 5.5 million veterans
$0.2
$0.3
$0.6
$2.8
$6.3
$23.8
$3.4
$6.0
$23.2
$2.1
$2.8
$0.6
$20 to 30 Million Estimated
Market Opportunity
Core Government Billings
(in millions)

cimzia
Sharps Disposal By Mail System

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Innovative Solutions…
SharpsTracer™
MedTracer™
… for the Professional Market
… for the Pharmaceutical Market
… for regulatory compliant tracking
and proof of receipt and treatment
… for the Retail Pharmacy Market
See supplemental slides for descriptions of solution offerings

800.772.5657 / www.sharpsinc.com

Fully-Integrated Solutions Provider
Vertical Integration:
manufacturing
assembly
distribution
treatment
online tracking
customer reporting
regulatory expertise
Barriers to Entry
Unique solutions
Large addressable market

Financial
Highlights

Q2 FY 2012 TTM Billings
$21.6 million

Commercial / Industrial 4.7%
Assisted Living / Hospitality 9.1%
Other 15.7%
Retail 8.5%
Home Healthcare 55.3%
Pharmaceutical 6.7%

Other 7.6%
US Government Contract 12.8%
Home Health Care 31.1%
Assisted Living/ Hospitality 5.9%
Professional 11.3%
Retail 23.2%
Core Government 2.9%
Pharmaceutical 5.1%

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Growth and Diversity
FY 2008 Billings
$13.2 million

$12.8
$6.0
$14.3
$23.2
$16.0
$2.1
$17.3
$2.8
$18.7
FY 2008
FY 2009
FY 2010
FY 2011
Q2 FY12 TTM
$0.4
$4.2
$0.6
$3.9
$0.7
$4.3
$0.7
$5.0
$0.7
$5.5
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

($ in millions)
Building Core Revenue
Fiscal Years
$39.2
$20.3
Quarterly Trends
$4.6
$5.0
$4.5
$5.7
Core Business (recurring revenue markets) U.S. Government Contract
$19.4
$21.5
$6.2

39.8%
51.5%
60.4%
32.1%
33.3%
FY 2008
FY 2009
FY 2010
FY 2011
Q2 FY12 TTM

26.6%
31.2%
35.3%
31.7%
34.6%
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12

$0.3
$3.9
$15.2
-$3.5
-$1.6
FY 2008
FY 2009
FY 2010
FY 2011
Q2 FY12 TTM

-$1.0
-$0.9
-$0.8
-$0.2
$0.3
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Gross Margin
EBITDA*
* See supplemental slides for EBITDA reconciliation and other important disclaimers regarding EBITDA.
($ in millions)
Strong Operating Leverage
Gross Margin
EBITDA*
Fiscal Years
Quarterly Trends

$9.4
$3.1
$0.0
-$2.3
-$1.4
FY 2008
FY 2009*
FY 2010
FY 2011**
Q2 FY12 TTM***

$0.03
-$0.8
-$0.7
-$0.4
-$0.3
Q2 FY11
Q3 FY11
Q4 FY11***
Q1 FY12
Q2 FY12

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Net Income
* Excludes special charge of $512 thousand and an unusual tax benefit of $1.8 million.
** Excludes Q1 FY 2011 special charge of $570 thousand and Q4 FY 2011 unusual expenses of $398 thousand.
*** Excludes Q4 FY 2011 unusual expenses of $398 thousand.
($ in millions)
Investing in Growth
Net Income
Fiscal Years
Quarterly Trends

800.772.5657 / www.sharpsinc.com

(As of and for the period ending December 31, 2011)
Strong Balance Sheet: Financial Flexibility
Cash and
Cash
Equivalents
$18.3M
Shareholder
Equity
Growth
6/30/09 vs. 6/30/11
170%
Line of
Credit
$5.0M
No debt
as of
12/31/11

800.772.5657 / www.sharpsinc.com

Capturing Opportunities - Creating Growth
➢ $3.8 billion market opportunity
➢ First mover advantage
➢ Winning major customers in key markets
➢ Increasing state and federal regulatory drivers
➢ Vertically integrated full-service operations
➢ Highly scalable business model with operating leverage
Sharps is on track to deliver.

Q & A

Supplemental
Information

800.772.5657 / www.sharpsinc.com

EBITDA Reconciliation
($ in thousands)
The Company defines earnings before interest, taxes, depreciation and amortization (“EBITDA”) as net income (loss), plus income tax (benefit)
expense, interest (income) expense, and depreciation and amortization.  Other companies may define EBITDA differently. EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the
Company.
	Three Months Ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Net Income (loss)	$ 28	$ (325)	$ (712)	$ (659)	$ (807)

Income tax (benefit) expense	15	(176)	(281)	(445)	(378)
Interest (income) expense	(10)	(10)	(13)	(14)	(15)
Depreciation and amortization	278	270	252	252	249

EBITDA	$ 311	$ (241)	$ (754)	$ (866)	$ (951)
	Year Ended
	6/30/2011	6/30/2010	6/30/2009	6/30/2008

Net Income (loss)	$ (2,975)	$ 9,356	$ 4,197	$ 82

Income tax (benefit) expense	(1,516)	5,079	(700)	3
Interest (income) expense	(55)	(37)	(27)	(85)
Depreciation and amortization	1,003	796	418	266

EBITDA	$ (3,543)	$ 15,194	$ 3,888	$ 266

800.772.5657 / www.sharpsinc.com

➢Sharps Recovery System™ (formerly Sharps Disposal by Mail System®)
         A cost-effective and comprehensive solution for the containment, transportation, treatment and tracking of medical waste and used healthcare materials such as hypodermic needles, lancets, and other used healthcare materials. The solution offering is ideal for individuals who self-inject or medical facilities generating small quantities of medical waste.
➢TakeAway Environmental Return System™
         Designed for individual consumers, communities and facilities, such as pharmacies, assisted living facilities, long-term care facilities, mail-order pharmacies and correctional operations, to manage their unused dispensed medications (other than controlled substances). This solution consists of customized containment, transportation, destruction or conversion and tracking services. The Company’s proprietary tracking system,
         MedsTracer™, is designed for tracking unused dispensed medications.
➢30-Gallon TakeAway Recovery System™
         This versatile and cost-effective method for the proper management of used healthcare materials, including sharps containers, eliminates the need for costly, inconvenient pick up service. Pre-loaded with six Covidien 5-Quart SharpStar™
         In-Room™ Sharps Containers, the unit can accommodate up to nine containers when returning it for disposal via pre-paid UPS freight to our fully-permitted treatment facility.
Descriptions

800.772.5657 / www.sharpsinc.com

Descriptions
➢Complete Needle™ Collection & Disposal System
 A comprehensive solution focused on the traditional under-served home self-injector required to regularly use needles or syringes for their health and well-being, such as people with diabetes. The Complete Needle™ Collection and Disposal System is actually two offerings in one. First, the product provides the individual self-injector with a reasonably priced containment solution designed to protect self-injectors and their family members. Second, the product includes an optional disposal feature utilizing the USPS designed to protect the individual’s community, solid waste workers and the environment. Our solution offers significant convenience as it utilizes the same delivery channel, the retail pharmacy, that the self-injector typically uses to obtain medications, for example insulin, and needles or syringes. Our solution is also designed to enhance the interactions between the pharmacist and the individual thereby creating counseling opportunities and possibly better treatment outcomes.
➢Sharps® MWMS™ - Sharps Medical Waste Management System™
A comprehensive solution which includes an array of services and products necessary to effectively collect, store, transport, treat, document and audit medical waste and dispensed unused medications generated in a large scale or catastrophic situation.
The system, which is designed for rapid deployment in emergency situations, features the Sharps Recovery System™ and TakeAway Environmental Return System™ products combined with warehousing, inventory management, training, data and other services necessary to provide a comprehensive portable solution. Sharps® MWMS™ is designed to be an integral part of governmental and commercial emergency preparedness programs for large scale or catastrophic situations such as natural disasters, pandemics, terrorist events or other national emergencies.

David P. Tusa
Chief Executive Officer
and President
Diana P. Diaz
Vice President and
Chief Financial Officer

NASDAQ: SMED
JANUARY 2012
Investor Presentation